Intellinetics

KNOWLEDGE IN MOTION

Taglich Conference 2019



FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements. Expressions of future goals and projections and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could cause or contribute to such differences include, but are not limited to market acceptance, competitive factors, financial market conditions, and sufficient capital resources, and other risks and uncertainties set forth in Intellinetics' SEC filings, including but not limited to its most recent Form 10-K and subsequent SEC filings. Intellinetics undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

INTELLINETICS COMPANY PROFILE

- Cloud-based content services software provider, aka document management or ECM.






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- $6.9b market by 2023*.

KNOWLEDGE IN MOTION

*ResearchandMarkets.com, Dec 2017 report for Document Management Systems market

IntelliCloud™

INTELLINETICS COMPANY PROFILE

- IntelliCloud solutions make content secure, compliant, and process-ready driving innovation, efficiencies and growth.
- Our IntelliCloud™ suite of solutions targeting highly regulated, risk and compliance-intensive markets:
  - Primary focus: Healthcare / Human Service Providers (HSP)
  - Also: K12, Public Safety, Public Sector, Risk Management, Financial Services.
- 250 customers: multiple verticals and sizes with concentration in HSP, K12, law enforcement, public sector.

LEADERSHIP: JIM DESOCIO



- Relayware-Chief Revenue Officer: Doubled subscription revenue and tripled new customer logos in two years.
  - Merged with Zift Solutions in Sept '17.
- XRS- EVP Field Operations: In 22 months launched new mobile solution changed the dynamics in Fleet Logistics space selling 462 new customers.
  - Successfully closed on sale of XRS to Omnitracs (Vista Equity Company) Oct '14.
- Antenna Software-EVP Sales and Business Development: Grew bookings from $8M to $40M in four year period.
  - Antenna sold to Pegasystems.
- Lawson Software-EVP Global Operations: Grew company revenue 62% to $428M in three year period. Successful IPO in 2001.

INTELLINETICS SENIOR LEADERS

Matt Chretien - CSO



- Co-founder, director
- Strategic entrepreneur
- 25+ years in technology

Joe Spain - CFO



- M&A, SEC experience
- Was CFO of SAAS startup in omni-channel retail solutions
- Was Controller of $40M unit of $3B global mfg co.

INTELLINETICS COMPANY DYNAMICS

Historical challenge:

- Generic document management offering
- Weak two-tier channel distribution model

Actions:

- Expand direct channel in profiled market segments
- Changed partner strategy
- Diversify and expand product portfolio
- Transition from perpetual to recurring revenue model

INTELLINETICS STRATEGY DRIVERS

Expand direct channel (vs. two-tier)

- Higher revenue & margins
- More transparency and control
- Increase paths to market with more integrated products
- Product and Technology model Integrate all solutions ready-made for upsell
    - ICMS
    - EVV
    - IVAR

ERP/solution channel (two-tier)

- Repeatable sales to captive customer base
- Plug into existing marketing, sales and support operations
- Low cost of sale
- Low operational exposure
- One-Many sales model
- High growth model / more scalable
- Example: PSI, SUI
- Profile / funnel of partners

INTELLINETICS

Company Attractiveness

- ✓ Large market
- ✓ SAAS MRR model
- ✓ High margins
- ✓ <3% customer churn
- ✓ Own IP

Value Prop to Customers

- Fast deployment
- Agnostic to back-end ERP system
- Superior ROI
- No CapEx req'd to implement

At a glance

- OCTQB: INLX
- Share price: $0.13*
- Market cap: $2.4M*
- Revenue $2.3M

IMPACT

- Enhances company value
- Focuses M&A
- Focuses company sales, marketing, and partner strategy

*as of 4/25/19

Intellinetics

KNOWLEDGE IN MOTION

Direct Channel – Human Service Providers

HUMAN SERVICE PROVIDER (HSP)

HSP: Massive eco-system of public and private sector entities that provide services and resources to adults or juveniles.

- We have a strong presence in Developmental Disabilities (in 60 of 88 county boards of DD in Ohio); HSPs also includes providers for mental health, aging care, memory care, home health agencies, etc.
- HSP market is immense – tens of thousands of prospects
  - 5000 in DD in Ohio alone
- 1/3 of our customers are HSPs
- We have strong references/are a trusted vendor. Decisions are peer driven.

SOLUTION PORTFOLIO EXPANDED

FOR MORE TRACTION/PENETRATION

IntelliCloud™
Document Management - Content Services

with IVAR™ BI

IntelliCloud ICMS
Incident Case Management System

with IVAR™ BI

IntelliCloud™
Electronic Visit Verification - EVV

with IVAR™ BI

“More Care. Less Cost.”

HSP DEVELOPED SOLUTION

- Incident Case Management Solution (ICMS) for Providers and County DD Boards
  - Beta completed February 19
  - General release April 19
- Electronic Visit Verification (EVV) - new Federal mandate that states implement EVV for all Medicaid personal care services and home health services that require an in-home visit by a provider. Ohio is one of 6 states implementing in 2019 (rest of country by 2023).
  - Beta completed May 19
- IntelliCloud Visualization Analytics & Reporting (IVAR) – Business Intelligence out of previously opaque data.

USER EXPERIENCE – IVAR™
(IntelliCloud Visualization Analytics & Reporting)

Incident Report Analytics

Category: All | Location: All | Type: All | Clear Filters

Incident Reports by Category



Emergency Room Visit
Fall
Peer-to-Peer Act
Medication Error (non-lif...
Injury

Incident Report by Time Category and Location



Location
Bixby
Contract Services
East
NEC
North
West
Morning
Afternoon
Evening

Incident Reports by Zip Code and Category



Delaware
OHIO
Newark
Springfield
Columbus
Zanesvil
Lancaster
Esri, HERE, Garmin, FAO, NOAA, USGS,...
esri

76 Reported Incidents

66 Individuals

7 Categories

n	Individual	Category	Year	Month	Time Category	Body Injury Reported	Description of Incident
	Blaesing, Christopher	Medication Error (non-life threatening)	2019	January	Morning	Yes	Time and Date: 11:30 am 1/2/19-1/3/19 Location: Room #6 Injury: No known injury Chris di to remember to take Chris to the nurse's station. On Thursday, Chris was present at the facil
	Bowery, Brett	Peer-to-Peer Act	2019	January	Morning	Yes	Brett was another agitated on the van to the place so we try to keep him away from other ir
	Brantner, Mary	Injury	2019	January	Morning	Yes	Staff noticed a bruise.
	Caldwell, Elizabeth	Injury	2019	January	Morning	Yes	I was walking Elizabeth (Liz) in the community behind Northeast Center when Liz began to
	Cannon, Kathryn	Peer-to-Peer Act	2019	January	Afternoon	Yes	M.E was upset and threw his lunch box at Kathryn's head. Apologized immediately after.
	Carter, Alex	Injury	2019	January	Afternoon	Yes	Delegated nursing staff has two straight catheter procedures on Alex every day. When Alex urine in his depends. --Barbara Baker, RN
	Carter, Alex	Medication Error (non-life threatening)	2019	January	Afternoon	Yes	NMT Metro came to ARC West too early today. Driver signed Alex out in the front office, no loaded him into van without HAB staff knowing that he was leaving. Alex was signed out at nurse/delegated nursing staff. I reported this as a med error/treatment error as I have physi
	Clarkson, Anthony	Fall	2019	January	Morning	Yes	Anthony slipped on a stuffed animal that was on floor. he caught himself on the arms of the
	Cottingham, Meghan	Injury	2019	January	Morning	Yes	In the community at 10:30am. Another another individual slapped her in the face.
	Cox, David	Fall	2019	January	Morning	Yes	David was sitting in a chair with arms in Room #360. He had a 1 minute seizure on the floor the room. --Barbara Baker, RN
	Coyer, John	Peer-to-Peer Act	2019	January	Afternoon	Yes	This information is being submitted by Barbara Baker, RN at ARC West. Reported to me by Aellig came to the nursing office to report that John Coyer came out of HAB Room # 360 to

KNOWLEDGE IN MOTION

INTEROPERABILITY- MOBILITY



6:04 PM
Scheduled Visit Details
Scheduled Visit Information
Overdue
3/29/2019 11:00 AM - 12:00 PM
809 MANNING AVE
COLUMBUS, OH 43205
Client Information
Lenora Campbell
(425) 364-1792
Client ISP
Notes
Visit Alerts
Visit Notes
Client Notes
Visit Activities
New Activity

IntelliCloud™
EVV & Secure
Messaging Platform



2:15 PM
Client ISP
ViewDocument
Indexes
LOCAL_ID 1234567
LAST_NAME Smith
FIRST_NAME Bob
Document Attributes
Year 2018
Permanent
Waiver_Permanent
Search
Results
Folder
Document

IntelliCloud™
Content Services



3:43 PM
IntelliCloud ICMS
Incident Type
MUI
Incident Date
04/02/2019
People
John Smith
Incident Details
Medical Emergency

IntelliCloud™
Incident Management

KNOWLEDGE IN MOTION

HSP – ELECTRONIC VISIT VERIFICATION

- Federal Govt mandate to be implemented by 2023 for Medicaid reimbursement
- Ohio one of six states requiring early: mandating by Aug 5th 2019
  - We have unique opportunity for low cost of entry
  - Stand alone mobile app for providers not consumers
  - Can add additional applications if desire but not required

IntelliCloud EVV

Intellinetics



S M T W T F S
10 11 12 13 14 15 16
Monday, March 11, 2019
Complete 8:00 AM - 8:45 AM
Jean-Luc Picard
443 Belfair Dr, Galloway, OH 43119
Complete 9:45 AM - 10:45 AM
William Riker
5841 Platinum Dr, Grove City, OH 43123
Cancelled 11:30 AM - 1:00 PM
Geordi La Forge
2532 Mesa Dr, Hilliard, OH 43026
Complete 1:00 PM - 2:00 PM
Beverly Crusher
414 Alton Darby Creek Rd, Galloway, OH 43119
Complete 3:00 PM - 3:45 PM
Schedule

Critical Requirements

- ✓ Easy to Learn / Easy to Use / Easy to Train
- ✓ Stand Alone Enabled – Backend Agnostic
- ✓ Only What You Need
- ✓ Competitively Priced
- ✓ Turn A Compliance Burden Into An Asset
- ✓ Powerful, Secure Messaging Platform
- ✓ Open Solution That Can Grow

Intellinetics

KNOWLEDGE IN MOTION

Distribution / Solution Partner Channel – Two Tier

ERP/SOLUTION PARTNER PROGRAM PILLARS

1. Broad Content Services IP / Software Portfolio
2. Mission-Critical Practice Knowledge & Tools
3. Strong Marketing/Sales/Technical Support Teams
4. White Label….Market Protection / Brand Expansion
5. Flexible and Powerful Integration Program

EXAMPLE: SOFTWARE UNLIMITED (SUI) K12DOCS

- SUI: K-12 Financial Solutions, 950 Customers in eight states,
- Intellinetics applications: Finance, HR
  - Upsell opportunity: student records, incident reporting, board minutes, transportation
- First 10 'Early Adopter's Implemented
  - Paid in full for contract term
- General release in March 2019, 15 customers currently, across 5 states
- SUI Goal 60 new customers in FY19
  - Avg annual revenue year 1 is \$3900 (x 60 = \$234k) and \$2300 per year thereafter (x\$60 = 138k)
- Concentration in a specific market enhances enterprise value



PROGRAM EXPANSION

- Goal: replicate the SUI model with additional software solution partners
- We have signed a new solution partner, Khameleon Software, as of Q1 2019
- We also have a pipeline of additional companies we're speaking to with backend systems that have a customer demand for content services
  - The same model as SUI/ Khameleon
  - Our solutions enhance their software solution
- Solution partners understand the solution/consultative sale and take the lead on obtaining orders
  - Our "cost to acquire customer" is significantly reduced vs imaging channel

STRATEGY IMPACT ON SALES FUNNEL

- One year ago, our sales pipeline was made up of random companies with various needs.
- Currently, the pipeline is now over 70% comprised of HSP and K12 prospects, including both new prospects and expansion into existing HSP customers with solutions like ICMS and EVV.


Pipeline - Total Contract Value
$800,000
$600,000
$400,000
$200,000
$0
1 Yr Ago
Current
Gov
HSP
K-12
Other

Intellinetics

KNOWLEDGE IN MOTION

Financial Model

FINANCIAL MODEL

- Business model is intentionally transitioning from one-time to recurring revenue.
  - Formerly selling perpetual licenses for on-premise solutions, often with custom professional services (PS), now migrating to recurring revenue with out-of-the-box modules.
  - The market has transitioned to cloud solutions (recurring revenue) faster than we modeled, which negatively impacts our Software and PS revenue in the short term.
  - In the longer term, more recurring revenue is better (attracts a higher multiple than one-time Software or PS).
- Our business continues to have robust:
  - **Gross margins at 70%+.**
  - **Customer retention: very low customer churn at <3% in 2018.**
  - Operating expense control.
- The lever for Intellinetics has always been to get more revenue.
  - Our growth strategy by focus on verticals and solutions partners is now beginning to bear fruit.

POTENTIAL SALES AND EBITDA OPPORTUNITIES

- $2.4M sales in FY 2018
  - Recurring revenues from SAAS and Maintenance up in each recent year including 2018, with Software and Services declining
- $3.0M sales goal in FY 2019
  - Primary growth driver is SAAS recurring revenue
- Positive EBITDA goal in FY 2020

- $10M+ sales opportunity potential in 3 years; faster with M&A
- 20% EBITDA ROS opportunity potential





Intellinetics

KNOWLEDGE IN MOTION

M&A

M&A

Simultaneous with executing our organic growth strategies, we are pursuing an M&A strategy to grow shareholder and company value. Interested in the following segments:

- Managed Document Services / ECM
- Advanced Document / Data Capture Services
- Accounts Payable Automation Software / Services
- Workflow Automation Services and Software
- Managed IT Services





Benefits of M&A:

- Opportunities in an established, fragmented market.
- INLX's SaaS focus, low-customer churn make for accretive opportunities.
- Acquired revenues bring economies of scale quicker than organic growth alone.
- Leverage and expand our expertise in our vertical markets of K-12 and HSP. Specialized industry knowledge drives competitive advantage. Expand solutions and / or increase customer base in specific markets.
- Lower customer acquisition costs by cross selling high margin, recurring SaaS revenues.

DIRECTION – WE KNOW WHERE WE'RE GOING

- Infusion of marketing experience/leadership
- We have an infrastructure and a strategy that we can build upon
  - Direct channel – starting with HSP
  - ERP/Solution channel (two tier) – starting with SUI and others
- We are bullish on our target market opportunities



Intellinetics KNOWLEDGE IN MOTION

Thank You

Jim DeSocio, President & CEO

Joe Spain, CFO

OTCQB: INLX